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                                   EXHIBIT 23.1
                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report dated January 22, 2002 included in this Form 10-K into Registration Statement File Nos. 333-38926, 333-83321, 333-83325, 333-83327
and 333-73664.

                                            /s/ Arthur Andersen LLP


Boston, Massachusetts
March 25, 2002